Other Information	12 Months Ended
Dec. 31, 2018
Additional information [abstract]
Other Information
Other information
a) Litigation and arbitration
Telefónica and its group companies are party to several legal proceedings which are currently in progress in the courts of law and the arbitration bodies of the various countries in which we are present.
Based on the advice of our legal counsel it is reasonable to assume that these legal proceedings will not materially affect the financial condition or solvency of the Telefónica Group.
The contingencies arising from the litigation and commitments described below were evaluated (see Note 3.m) when the consolidated financial statements for the year ended December 31, 2018 were prepared. The provisions recorded in respect of the commitments taken as a whole are not material.
The following unresolved legal proceedings or those underway in 2018 are highlighted (see Note 22 for details of tax-related cases):
Appeal against the decision by Agencia Nacional de Telecomunicações (“ANATEL”) regarding the inclusion of interconnection and network usage revenues in the Fundo de Universalização de Serviços de Telecomunicações (“FUST”)
Vivo Group operators (currently Telefônica de Brasil), together with other cellular operators, appealed ANATEL’s decision of December 16, 2005, to include interconnection and network usage revenues and expenses in the calculation of the amounts payable into the FUST (Fundo de Universalização de Serviços de Telecomunicações) –a fund which pays for the obligations to provide Universal Service- with retroactive application from 2000. On March 13, 2006, Regional Federal Court no. 1. granted a precautionary measure which stopped the application of ANATEL’s decision. On March 6, 2007, a ruling in favor of the wireless operators was issued, stating that it was not appropriate to include the revenues received by transfer from other operators in the taxable income for the FUST’s calculation and rejecting the retroactive application of ANATEL’s decision. On January 26, 2016, ANATEL filed an appeal to overturn this decision with Brasilia Regional Federal Court no. 1, which was also dismissed. On May 10, 2017 ANATEL appealed to the higher courts on the merits of the case.
At the same time, Telefônica Brasil and Telefónica Empresas, S.A., together with other wireline operators through ABRAFIX (Associação Brasileira de Concessionárias de Serviço Telefonico Fixo Comutado) appealed ANATEL’s decision of December 16, 2005, also obtaining the precautionary measures requested. On June 21, 2007, Federal Regional Court no. 1 ruled that it was not appropriate to include the interconnection and network usage revenues in the FUST’s taxable income and rejected the retroactive application of ANATEL’s decision. ANATEL filed an appeal to overturn this ruling on April 29, 2008, before Brasilia Federal Regional Court no. 1, which was dismissed on May 10, 2016. ANATEL filed an appeal against this dismissal.
The fixed operators filed an appeal to clarify that revenues obtained through interconnection and dedicated line operation should not be included in the calculation of the amounts payable to the FUST. In addition, the court was also requested to rule on two grounds which had not been analyzed in the initial decision: (i) that the FUST has become obsolete, among other reasons, by the advance of mobile telephony; and (ii) that amounts collected are not applied to the purpose for which the FUST was created, since only a very low percentage of the revenues collected by the FUST is used to finance fixed telephony. Although the petition for clarification was dismissed on August 23, 2016, the court noted that the FUST should not be funded with revenues from interconnection and dedicated line operation. ABRAFIX appealed to the higher courts on these two elements that had not been analyzed. ANATEL appealed all the holdings of the ruling to the higher courts.
The amount of the claim is quantified at 1% of the interconnection revenues.
Appeal against the Decision of the European Commission dated January 23, 2013, to sanction Telefónica for the infringement of Article 101 of the Treaty on the functioning of the European Union
On January 19, 2011, the European Commission initiated formal proceedings to investigate whether Telefónica, S.A. (Telefónica) and Portugal Telecom SGPS, S.A. (Portugal Telecom) had infringed European Union anti-trust laws with respect to a clause contained in the sale and purchase agreement of Portugal Telecom’s ownership interest in Brasilcel, N.V., a joint venture in which both were venturers and which was the owner of the Brazilian company Vivo.
On January 23, 2013, the European Commission passed a ruling on the formal proceedings. The ruling imposed a fine on Telefónica of 67 million euros, as the European Commission ruled that Telefónica and Portugal Telecom committed an infraction of Article 101 of the Treaty on the Functioning of the European Union for having entered into the agreement set forth in Clause Nine of the sale and purchase agreement of Portugal Telecom’s ownership interest of Brasilcel, N.V.
On April 9, 2013, Telefónica filed an appeal for annulment of this ruling with the European Union General Court. On August 6, 2013, the European Union General Court notified Telefónica of the response issued by the European Commission, in which the European Commission reaffirmed the main arguments of its ruling and, specially, that Clause Nine includes a competition restriction. On September 30, 2013, Telefónica filed its reply. On December 18, 2013, the European Commission filed its appeal.
A hearing was held on May 19, 2015, at the European Union General Court.
On June 28, 2016, the European Union General Court ruled. Although it declares the existence of an infringement of competition law, it annuls Article 2 of the contested Decision and requires the European Commission to reassess the amount of the fine imposed. The General Court considers that the European Commission has not neutralized the allegations and evidences provided by Telefónica on services in which there was not potential competition or were outside the scope of Clause Nine.
Telefónica understands that there are grounds for believing that the ruling does not suit at law; consequently, it filed an appeal to the Court of Justice of the European Union, on September 11, 2016.
On November 23, 2016, the European Commission filed its response against the Telefónica´s appeal. On January 30, 2017, Telefónica filed its response. On March 9, 2017, the European Commission filed its rejoinder.
On December 13, 2017, the General Court dismissed the appeal filed by Telefónica. The European Commission must issue a new resolution in accordance with the judgment of the General Court of June 2016, which urged the Commission to recalculate the amount of the fine.
Claim of consumers association "FACUA" against Telefónica de España, S.A.U. in connection with the increase of the price of Movistar Fusión
On September 5, 2016, notification was given to Telefónica de España of a claim filed against it by the consumers association ("FACUA"). Through such claim, the association exercises an action to protect consumers' and users' collective interests stipulated in articles 11 of the Civil Procedure Act (Ley de Enjuiciamiento Civil) and 24.1 of the Consumer and Users Protection Act (Ley General de Defensa de los Consumidores y Usuarios) on the basis of alleged disloyalty towards the consumers, arising from the raising of the prices of the product "Movistar Fusión" from May 5, 2015, by an amount of 5 euros per month.The claim contains a declaratory statement stating that disloyalty arises from misleading advertising regarding the price rise, and a prohibitory injunction requesting that Telefónica de España be ordered not to apply such price rise and to prohibit its future application to all customers who became customers of Movistar Fusión prior to May 5, 2015. It contains, besides, a third statement, requesting Telefónica de España to be condemned to repay the excess amounts collected as a result of the rise in prices to those customers who have chosen to maintain the service contracted, together with accrued interest on such amount.
The claim was filed for an undetermined amount, given the impossibility of determining a priori the total amount of the claim. On October 28, 2016, Telefónica de España filed its response.
On April 5, 2017, the Court ruled in favor of Telefónica de España, upholding the objection of unsuitable action and ordering the dismissal of the action. FACUA appealed that ruling.
On September 21, 2018, the Court of Appeals dismissed the appeal filed by FACUA, confirming the first instance resolution in favor of Telefónica.
Decision by the High Court regarding the acquisition by Telefónica of shares in Český Telecom by way of tender offer
Venten Management Limited ("Venten") and Lexburg Enterprises Limited ("Lexburg"), were minority shareholders of CESKY TELECOM. In September 2005 both companies sold their shares to Telefónica in a mandatory tender offer. Subsequently Venten and Lexburg, in 2006 and 2009, respectively, filed actions against Telefónica claiming a higher price than the price for which they sold their shares in the mandatory tender offer.
On August 5, 2016, the hearing before the High Court in Prague took place in order to decide the appeal against the second decision of the Municipal Court, which had been favorable to Telefónica's position (as was also the case with the first decision of the Municipal Court). At the end of the hearing, the High Court announced the Second Appellate Decision by which it reversed the second decision of the Municipal Court and ordered Telefónica to pay 644 million Czech koruna (approximately 23 million euros) to Venten and 227 million Czech koruna (approximately 8 million euros) to Lexburg, in each case plus interest.
On December 28, 2016, the decision was notified to Telefónica. Telefónica filed an extraordinary appeal, requesting the suspension of the effects of the decision.
In March 2017, Telefónica was notified of the decision of the Supreme Court, which ordered the suspension of the effects of the unfavorable decision to Telefónica issued by the High Court.
Venten and Lexburg filed with the Supreme Court a motion to partially abolish the suspension of enforceability of the Decision of the High Court in Prague. On January 17, 2018, Telefónica filed its response seeking dismissal of such motion for lack of legal basis.
On February 14, 2019, notification was given to Telefónica of the resolution of the Supreme Court which, based on the extraordinary appeal filed by Telefonica, abolished the decision of the High Court in Prague dated August 5, 2016 and remanded the case back to the High Court.
Claim by Entel against Telefónica de Argentina, S.A.
In 1999, Entel (the National Telecommunications Company of Argentina before its privatization) sued Telefónica de Argentina, S.A. ("TASA"), who was the licensee of the telecom service after the privatization process, seeking detailed and documented accounting and reimbursement of the amounts that it received from and on behalf of Entel after assuming the telecom service as a licensee, and of the amounts deducted as commissions.
In general terms, the items in dispute were the amounts that TASA charged on behalf of Entel soon after having taken possession as a licensee of the telecom service (i.e.; the consumptions charges for telecom services from prior customers of Entel, either billed or unbilled, but pending payment at the time of the privatization). Entel also challenged the commissions that TASA discounted to Entel in exchange for the service of collection of fees on behalf of Entel. Additionally, Entel also claimed several credits received by TASA which allegedly belonged to Entel and had not been transferred to TASA in the privatization process.
TASA replied arguing the inadmissibility of the accountability request, since such liquidations had previously been submitted to the Entel Liquidating Commission without being timely challenged.
In 2010, the Court of First Instance ruled in favor of Entel and held TASA accountable to Entel.
After exhausting all legal appeals available, TASA submitted the requested accounting to Entel, which was challenged by the national government on behalf of the liquidated Entel.
Several accounting drafts and cross-claims between the parties followed, with the intervention of a court-appointed expert accountant. After several court decisions, the intervening judge rejected TASA´s objections to the accounting presented by the national government and adopted the calculations made by Entel and the court-appointed expert.
Although this judicial decision was appealed, TASA's appeal was dismissed by the Court of Appeals in October 2017, confirming, to a large extent, the accounting of Entel and the court-appointed expert, but also ordering Entel to recalculate interests. Specifically, the resolution of the Court accepted certain concepts that TASA had questioned and the application of a "judicial" interest rate (average passive rate), which implies a daily capitalization component, in detriment of the rate set forth in the privatization specifications which set a simple annual interest of 8% (which had even been used by the court-appointed expert and Entel in their calculations).
On February 22, 2018, Entel submitted the new principal and interest calculations required by the judge, claiming an amount of 1,689 million Argentine pesos (approximately 39 million euros).
The resolution of the Court of Appeals exhausted the ordinary remedies available. TASA filed an extraordinary appeal, which was rejected in November 2017. TASA has submitted an exceptional appeal before the Argentine Supreme Court, although this appeal does not suspend the potential execution by Entel of prior rulings against TASA.
Appeal against the resolution of ANATEL to sanction Telefônica Brasil for breaches of the Fixed Telephony Regulation
In May 2018, Telefónica filed a judicial action for annulment against a resolution issued by ANATEL (National Telecommunications Agency of Brazil) in March 2018 concluding the PADO (“Processo Administrativo para Apuração de Descumprimento de Obrigações” or Administrative Process for Determination of Non-compliance with Obligations) investigating alleged infractions of the Fixed Telephony Regulation by Telefônica Brasil.
This PADO investigation had been suspended during the negotiations of the TAC (“Termo de Ajustamento de Conduta” or Conduct Adjustment Term) between Telefónica and ANATEL relating to this and certain other PADO investigations. Since the negotiations concluded without agreement, the suspended PADO sanctioning procedures were reactivated and finalized.
In its resolution of March 2018, ANATEL considered that Telefônica Brasil committed several infractions, in particular those related to the inadequate notice of suspension of services to defaulting users, the terms of reactivation of services after payment of outstanding amounts by defaulting users and the disagreement with the terms of refunds claimed by users of the services.
The fine imposed by ANATEL and appealed by Telefônica Brasil is approximately 211 million reals (approximately 48 million euros), which amounted to approximately 482 million reals after currency value updates and accrued interests as of December 31, 2018 (approximately 109 million euros).
Telefônica Brasil has appealed the fine imposed by ANATEL based, fundamentally, on the following arguments: (i) ANATEL should have considered a smaller universe of users to determine the fine and (ii) the calculation of the fine is disproportionate and based on insufficient grounds.
Telefônica Brasil has not yet paid the fine, although Telefônica Brasil has guaranteed its payment through a guarantee insurance submitted to the court.
The procedure is in the first instance and a date has not yet been set for the conciliation hearing.
b) Other proceedings

Telefónica is currently conducting internal investigations covering various countries regarding possible violations of applicable anti-corruption laws. Telefónica continues to cooperate with governmental authorities and continues with the ongoing investigations. Although it is not possible at this time to predict the scope or duration of these matters or their likely outcome, Telefónica believes that, considering the size of the Group, any potential penalty as a result of the resolution of these investigations would not materially affect the Group's financial condition.
c) Commitments
Agreement related to the Sale of Customer Relationship Management (“CRM”) Business, Atento
As a result of the sale agreement of Atento by Telefónica, announced on October 12, 2012, and ratified on December 12, 2012, both companies signed a Master Service Agreement which regulates Atento’s relationship with the Telefónica Group as a service provider for a period of nine years and which was amended on May 16, 2014, on November 8, 2016 and on May 11, 2018. This period was extended only for Spain and Brazil in November 2016, for two additional years until 2023.
By virtue of this agreement, Atento became Telefónica’s preferred Contact Center and Customer Relationship Management (“CRM”) service provider, stipulating annual commitments in terms of turnover which is updated based on inflation and deflation that vary from country to country, pursuant to the volume of services Atento has been providing to the entire Group. Effective January 1, 2017, the minimum volume commitments that Telefónica must comply with have significantly decreased for Brazil.
Failure to meet the annual turnover commitments in principle results in the obligation to the counterparty, to pay additional amounts, which would be calculated based on the difference between the actual amount of turnover and the predetermined commitment, applying a percentage based on the Contact Center’s business margin to the final calculation.
Notwithstanding the above, as a consequence of the amendment signed with the Atento Group on May 11, 2018, starting on January 1, 2018 the payment obligation for failure to meet the annual turnover commitment will be calculated for each year of the agreement but will only be liquidated upon termination of the agreement. Such payment will only be due if the balance is in favor of Atento after adding certain amounts agreed between the parties and deducting an annual percentage of the Atento Group’s sales to the Telefónica Group.
The Master Agreement sets forth a reciprocal arrangement, whereby Atento assumes similar commitments to subscribe its telecommunications services to Telefónica.
Telefónica Latinoamérica Holding, S.L. as strategic partner of Colombia Telecomunicaciones, S.A. ESP
Pursuant to amendment nº 2 of the Framework Investment Agreement executed as of September 21, 2017, after the closing of the merger between Colombia Telecomunicaciones, S.A. ESP and Telefónica Móviles Colombia, S.A., the Colombian Government may, at any time, offer to Telefónica all or part of the shares it holds in the company, the latter being obliged to acquire them, (directly or via one of its subsidiaries) in the event that the increase in Colombia Telecomunicaciones, S.A. ESP's EBITDA (CAGR) is less than 5.75% in the measurement periods, and provided that during the twelve (12) months following the ordinary shareholders’ meetings during which the measurement was made, at least one of the following occurs: 1) Colombia Telecomunicaciones S.A. ESP has paid a brand fee or any other type of payment to the Strategic Partner for the use of its brands; or 2) Colombia Telecomunicaciones S.A. ESP orders and/or pays dividends with the favorable vote of the Strategic Partner.
Pursuant to the exercise by Colombian Government of its right to require Telefónica to vote in favor of the register of the shares of Colombia Telecomunicaciones, S.A. ESP in the National Securities and Issuer’s Registry and in the Colombia Stock Exchange, on March 22, 2018, and upon request of the Government of Colombia, the General Shareholders Meeting of Colombia Telecomunicaciones, S.A. ESP approved to apply for the register of the shares of Colombia Telecomunicaciones, S.A. ESP in the National Securities and Issuer’s Registry and in the Colombia Stock Exchange. Telefónica is under no obligation whatsoever to purchase or transfer any of its shares in Colombia Telecomunicaciones, S.A. ESP, either as a result of the shareholders´resolution, or a result of the register in the National Securities and Issuer’s Registry or in the Colombia Stock Exchange. Following the registration in the National Securities and Issuer’s Registry on May 10, 2018, the Colombia Stock Exchange approved the conditional registration of the shares of Colombia Telecomunicaciones, S.A. ESP on May 23, 2018, subject to the effective fulfillment by the Colombian Government of the issuance of a first public tender offer to the so-called solidarity sector (“sector solidario”) pursuant to Law 226 of 1995 (December 20), which develops article 60 of the Colombian Constitution on the disposal of national property in share capital, the adoption of measures to democratize such property and other relevant provisions. On August 2, 2018, the Nation - Ministry of Finance and Public Credit, as shareholder of Colombia Telecomunicaciones, S.A. ESP, published a notice of public offering of the shares of its property in Colombia Telecomunicaciones, S.A. ESP to the solidary sector in accordance with Law 226 of 1995- Thus, resulting from said publication, Colombia Telecomunicaciones, S.A. ESP and its ordinary shares were registered in the Colombian Stock Exchange. Through Informative Document No. 242 of October 3, 2018, the Colombian Stock Exchange informed that the first stage of the sale program of the shares owned by the Nation - Ministry of Finance and Public Credit in Colombia Telecomunicaciones, S.A. ESP, aimed at the solidarity sector, was declared inconclusive as no acceptances at all were received during the term of the offer.
In addition, the Framework Investment Agreement provides that (a) if Telefónica decides to dispose or transfer of all or part of its shareholding in Colombia Telecomunicaciones, S.A. ESP to third parties, Telefónica commits that: (i) the acquirer or transferee will be obliged to adhere to the Framework Investment Agreement; and (ii) that the acquirer or transferee will be obliged to present an offer to purchase all of the shares in Colombia Telecomunicaciones, S.A. ESP held by the Colombian Government (that amounts to 32.5% of the share capital) at the same price and under the same terms and conditions negotiated with Telefónica, through the legally-established procedure for disposal of shares held by public entities and, (b) if the Colombian Government transfer its shares in Colombia Telecomunicaciones, S.A. ESP under certain circumstances, the Strategic Partner shall subscribe with the acquirer of the shares a new shareholders agreement which will have to be then negotiated by the parties and which, as the case may be, will include some of the rights currently held by the Colombian Government under the Framework Investment Agreement currently in force.
Communications Investment Platform ("CIP")
On May 8, 2015, Telefónica Open Future, S.L.U. (“TOF”) signed a Limited Partnership Agreement (and related agreements) with Coral Group, L.L.C. (and affiliates thereof) ("Coral") pursuant thereto, TOF has committed to undertake investments up to 200 million U.S. dollar over a 7 year period (expandable up to two additional years) in technology companies that fall within the strategic priorities jointly agreed with Telefónica.
As a result of the addition of an additional Strategic Investor to the CIP in 2017, on October 25, 2017, TOF and Coral entered into a new Amended and Restated Limited Partnership Agreement, which retains TOF’s original capital commitment, but also amends certain terms and conditions to provide TOF with certain early termination and capital commitment reduction rights upon certain events.
On August 1, 2018, TOF notified Coral its rightful early termination of the aforementioned agreement, and was therefore immediately released from any further investment commitments. As a result of the foregoing, on October 31, 2018 the Coral/Telefónica CIP Limited Partnership incorporated on May 7, 2015 was finally dissolved.
Agreement for the sale of the shares of Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C.
On March 1, 2016, a share purchase agreement between, on one hand, Telefónica, S.A., Telefónica Servicios Globales, S.L.U. and Telefónica Gestión de Servicios Compartidos Perú, S.A.C. (as sellers), and, on the other hand, IBM Global Services España, S.A., IBM del Perú, S.A.C., IBM Canada Limited and IBM Americas Holding, LLC (as purchasers) for the sale of the companies Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C., for a total price of approximately 22 million euros, was ratified before Notary Public. This share purchase agreement was subscribed on December 31, 2015.
Following the aforementioned share purchase agreement and in connection with the latter transaction, also, on December 31, 2015, Telefónica subscribed a master services agreement with IBM for the outsourcing of economic-financial and HR activities and functions to be provided to the Telefónica Group during a period of ten years, for a total amount of approximately 450 million euros. Most of the Telefónica Group’s subsidiary companies have already adhered to that master services agreement.
Commitments derived from the agreements reached for the acquisition of football (soccer) related rights
On June 25, 2018, Telefónica was provisionally awarded with the broadcasting rights for all football (soccer) matches of the Spanish First Division Football League National Championship in the residential subscribers market for exploitation on pay television for the 2019-2022 cycle (packages 4 and 5 of the auction called by the Professional Football League). The definitive agreements were signed on July 5.
The award was granted for a total amount of 2,940 million euros, at an identical price of 980 million euros for each of the three seasons, which represents a slight decrease compared to the last season of the previous cycle. Telefónica, as the operator of these broadcasting rights for the 2019-2022 cycle, will have the right to decide, design and develop the broadcasting contents, which will carry the Movistar hallmark for the 2019-2020 season.
Additionally, on June 28, 2018, Telefónica Audiovisual Digital, S.L.U. ("Telefónica") and Mediaproducción, S.L.U. ("Mediapro"), reached an agreement whereby Telefónica acquired the pay television rights of football (soccer) matches of the "UEFA Champions League" and "UEFA Europa League" competitions corresponding to the three seasons 2018/19, 2019/20 and 2020/21. Such matches may be included in thematic channels produced by Telefónica and be sold to private or residential clients. Telefónica will have the right to exploit such license on an exclusive basis with the exception of certain matches of the "UEFA Europa League" competition that Mediapro has reserved for its free-to-air television broadcast along with highlights programs covering both competitions. The total consideration agreed for the three seasons was 1,080 million euros (360 million euros for each of the three seasons). Telefónica may sublicense the related thematic channels to other operators interested in this content. Mediapro will have the right to receive a share of advertising revenues from the new channels that Telefónica intends to launch. These channels will carry the Movistar hallmark. The aforementioned license was subject to UEFA’s approval, which was granted in August 2018.
On December 21, 2018, Telefónica was provisionally awarded with the broadcasting rights for all football (soccer) matches of the Spanish Second Division Football League National Championship in the residential subscribers market for exploitation on pay television for the 2019-2022 cycle (package 6 of the auction called by the Professional Football League). No other bids were submitted for such package during the first round of the auction called by the Professional Football League. The award was granted for a total amount of 105 million euros (i.e., 35 million euros for each of the three seasons).
Agreement for the sale of Telefónica El Salvador
On January 24, 2019, Telefónica Centroamérica Inversiones, S.L. (a subsidiary of Telefónica 60% of which is owned, directly or indirectly, by Telefónica and 40% of which is owned, directly or indirectly, by Corporación Multi Inversiones, S.A.) reached an agreement with América Móvil, S.A.B de C.V. for the sale of 99.3% of Telefónica Móviles El Salvador, S.A., a company providing fixed and mobile communications services in El Salvador, for an amount (enterprise value) of 315 million USD, 277 million euros as of the date of the agreement.
The closing of the transaction is subject to the pertinent regulatory approvals. As of the date of the issuance of these Financial Statements, such conditions have not been met.
Agreement for the sale of Telefónica Panamá
On February 20, 2019, Telefónica Centroamérica Inversiones, S.L. (a subsidiary of Telefónica, 60% of which is owned, directly or indirectly, by Telefónica and 40% of which is owned, directly or indirectly, by Corporación Multi Inversiones, S.A.) reached an agreement with Millicom International Cellular, S.A. for the sale of 100% of Telefónica Móviles Panamá, S.A., a company that provides fixed and mobile communication services in Panamá, for an amount (enterprise value) of 650 million dollars, approximately 573 million euros at the exchange rate as of the date of the agreement.
The closing of the transaction is subject to the pertinent regulatory conditions and will take place once such conditions are satisfied. As of the date of the issuance of these Financial Statements, such conditions have not been met.
Agreement for the sale of Telefónica Nicaragua
On February 20, 2019, Telefónica Centroamérica Inversiones, S.L. (a subsidiary of Telefónica, 60% of which is owned, directly or indirectly, by Telefónica and 40% of which is owned, directly or indirectly, by Corporación Multi Inversiones, S.A.) reached an agreement with Millicom International Cellular, S.A. for the sale of 100% of Telefónica Celular de Nicaragua, S.A., a company that provides fixed and mobile communication services in Nicaragua, for an amount (enterprise value) of 430 million dollars, approximately 379 million euros at the exchange rate as of the date of the agreement.
The closing of the transaction is subject to the pertinent regulatory conditions and will take place once such conditions are satisfied. As of the date of the issuance of these Financial Statements, such conditions have not been met.
Agreement for the sale of Telefónica Costa Rica
On February 20, 2019, Telefónica, S.A. reached an agreement with Millicom International Cellular, S.A. for the sale of 100% of Telefónica de Costa Rica TC, S.A., a company that provides fixed and mobile communication services in Costa Rica, for an amount (enterprise value) of 570 million dollars, approximately 503 million euros at the exchange rate as of the date of the agreement.
The closing of the transaction is subject to the pertinent regulatory conditions and will take place once such conditions are satisfied. As of the date of the issuance of these Financial Statements, such conditions have not been met.
d) Environmental matters
Environmental strategy is the responsibility of the Board of Directors, which approves the environmental Policy and objectives, within the framework of the Global Responsible Business Plan of the Group.
Telefónica acts at different levels in alignment with the business strategy:
•Environmental management under ISO 14001:2015.
•Internal eco-eficiency.
•Promotion of the circular economy.
•Decarbonization of the activities.
•Development of products and services that provide solutions for environmental problems.
The environment is a central issue throughout the Company, involving the areas of operations and management, as well as business and innovation.
Telefónica has a global multidisciplinary team spread out across different countries that is responsible for carrying out this strategy at different levels of responsibility.
Currently 99.4% of the Company has Environmental Management Systems (EMS) in accordance with Regulation ISO 14001, certified by an external body, which contribute to the proper management of its environmental aspects and to extending a culture of environmental responsibility across the whole supply chain.
On February 5, 2019, Telefónica Emisiones, S.A.U. issued notes in the Euro market (see Note 29) guaranteed by Telefónica, S.A., amounting to 1,000 million euros. The net proceeds of the notes are to be allocated towards projects aiming to improve energy efficiency in the network transformation from copper to fiber optic in Spain.
e) Auditors’ fees
Principal Auditor
The expenses accrued in respect of the fees for services rendered to the various member firms of the PwC international organization, of which PricewaterhouseCoopers Auditores, S.L. (the auditors of the Telefónica Group) forms part, amounted to 19.11 million euros and 19.78 million euros in 2018 and 2017, respectively.
The detail of these amounts is as follows:

Millions of euros	2018	2017
Audit services	18.41	18.33
Audit-related services	0.70	0.49
Tax services	—	0.20
All other services (consulting, advisory, etc.)	—	0.76
Total	19.11	19.78

Audit services: mainly audit services of the annual and reviews of interim financial statements, services related to the issuance of comfort letters, work to comply with the requirements of the Sarbanes-Oxley Act (Section 404), the work in connection with the 20-F report to file with the US Securities and Exchange Commission (SEC) and the issuance of comfort letters.
Audit-related services: services related to the review of the information required by regulatory authorities, agreed financial reporting procedures not requested by legal or regulatory bodies, review of Corporate Social Responsibility Reports issued in the Group and Telefónica, S.A.’s verification Statement of Non Financial Information - Digital responsibility and well-being.

Tax Services: permitted services by the applicable independence regulation, basically, they are tax advice and studies of transference prices.
All other services: permitted services by the applicable independence regulation, mainly advisory services on migration questions to expatriates’ employees.
In particular, the auditor of the Telefónica Group, PricewaterhouseCoopers Auditores, SL, during the year 2018 has provided services related to the issuance of the following reports: audit of the financial statements (includes SOX and 20-F), limited reviews of the intermediate periods, comfort letters, agreed procedures and corporate social responsibility.
Other auditors
The expenses accrued in respect of the fees for services rendered by other auditors in 2018 and 2017 amounted to 58.35 million euros and 40.50 million euros, respectively, as follows:

Millions of euros	2018	2017
Audit services	1.52	2.80
Audit-related services	1.01	0.48
Tax services	7.83	5.75
All other services (consulting, advisory, etc.)	47.99	31.47
Total	58.35	40.50

f) Trade and other guarantees
The Company is required to issue trade guarantees and deposits for concession and spectrum tender bids (see Note 16) and in the ordinary course of its business. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees and deposits issued.
g) Directors’ and Senior Executives’ compensation and other benefits

The compensation of the members of Telefónica’s Board of Directors is governed by article 35 of the Company’s By-Laws, which provides that the annual amount of the compensation to be paid thereby to all of the Directors in their capacity as such, i.e., as members of the Board of Directors and for the performance of the duty of supervision and collective decision-making inherent in such body, shall be fixed by the shareholders at the General Shareholders' Meeting. The Board of Directors shall determine the exact amount to be paid within such limit and the distribution thereof among the Directors, taking into account the duties and responsibilities assigned to each Director, their membership on Committees within the Board of Directors and other objective circumstances that it deems relevant. Furthermore, Executive Directors shall receive such compensation as the Board determines for the performance of executive duties delegated or entrusted to them by the Board of Directors. Such compensation shall conform to the Director compensation policy approved by the shareholders at the General Shareholders’ Meeting.
In accordance with the foregoing, the shareholders acting at the Ordinary General Shareholders’ Meeting held on April 11, 2003 set at 6 million euros the maximum amount of annual gross compensation to be received by the Board of Directors as a fixed allotment and as attendance fees for attending the meetings of the Advisory or Control Committees of the Board of Directors. Thus, as regards fiscal year 2018, the total amount of compensation accrued by the Directors of Telefónica, in their capacity as such, was 2,838,067 euros for the fixed allocation and for attendance fees.
The compensation of the Directors of Telefónica in their capacity as members of the Board of Directors, of the Executive Commission and/or of the Advisory or Control Committees consists of a fixed amount payable monthly and of attendance fees for attending the meetings of the Advisory or Control Committees.
Set forth below are the amounts established in fiscal year 2018 as fixed amounts for belonging to the Board of Directors, the Executive Commission and the Advisory or Control Committees of Telefónica and the attendance fees for attending meetings of the Advisory or Control Committees of the Board of Directors:
Compensation of the Board of Directors and of the Committees thereof

Amounts in euros
Position	Board of Directors	Executive Commission	Advisory or Control Committees (*)
Chairman	240,000	80,000	22,400
Vice chairman	200,000	80,000	—
Executive Member	—	—	—
Proprietary Member	120,000	80,000	11,200
Independent Member	120,000	80,000	11,200
Other external	120,000	80,000	11,200
(*) In addition, the amount of the attendance fee for each of the meetings of the Advisory or Control Committees is 1,000 euros.

In this regard, it is noted that the current Executive Chairman, Mr. José María Álvarez-Pallete López, has waived the receipt of the above amounts (i.e., 240,000 euros as Chairman of the Board of Directors and 80,000 euros as Chairman of the Executive Commission).
Likewise, the fixed remuneration, for their executive roles, of 1,923,100 euros that the Executive Chairman, Mr. José María Álvarez-Pallete López, has established for the 2019 financial year is equal to the one received in the years 2018, 2017 and 2016, which was set in his capacity as Chief Operating Officer, remaining invariably after his appointment as Chairman. This compensation is a 13.8% lower to the compensation established for the position of Executive Chairman prior to his appointment as such.
The fix remuneration, for their executive roles, of 1,600,000 euros that the Chief Operating Officer (C.O.O.), Mr. Ángel Vilá Boix, has established for the 2019 financial year is equal to the one received in the year 2018.
Individualized description
Annex II provides an individual breakdown by item of the compensation and benefits that the members of the Board of Directors and of the Senior Management of the Company have accrued and/or received from Telefónica, S.A. and from other companies of the Telefónica Group during fiscal year 2018. Likewise, the compensation and benefits accrued and/or received, during such year, by the members of the Company's Senior Management are broken down.